UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                                December 14, 2005

                           Teleplus Enterprises, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    000-49628                  90-0045023
           ------                    ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6    H4T 1V6
-------------------------------------------------------------------    -------
           (Address of principal executive offices)                   (Zip code)

      Registrant's telephone number, including area code: (514) 344-0778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On December 13, 2005, Teleplus Enterprises, Inc. (the "Company") entered into a certain Securities Purchase Agreement ("SPA") with Cornell Capital Partners, LP ("Cornell" and together with the Company, the "Parties") pursuant to which the Company issued to Cornell Nine Million Dollars Two Hundred and Twenty Five Thousand ($9,225,000) in secured convertible debentures (the "Debentures") of even date with the SPA. The Debentures will be fully funded on the fifth (5th) business day following the date of the SPA. The Debentures are convertible, in whole or in part, at any time and from time to time before maturity at the option of the holder at the lesser of (a) $0.275 or (b) ninety-five percent (95%) of the lowest volume weighted average price of common stock for thirty (30) trading days immediately preceeding the conversion date. The Debentures have a term of three (3) years, piggy-back registration rights and accrue interest at a rate equal to ten percent (10%) per year. The Debentures are secured by certain pledged assets of the Company. The Parties have also entered into an Investor Registration Rights Agreement, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws.

      In connection with the SPA the Company also issued Cornell a warrant to purchase 33,000,000 shares of the Company's common stock.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits

Exhibit             Description                                                              Location

10.1                Securities  Purchase  Agreement,  dated  December 13,  2005,  by and
                    between the Company and Cornell                                          Provided herewith

10.2                Form of Secured  Convertible  Debenture,  dated  December  13, 2005,
                    issued by the Company to Cornell                                         Provided herewith

10.3                Security  Agreement,  dated  December 13,  2005,  by and between the
                    Company                                                                  Provided herewith

10.4                Investor Registration Rights Agreement,  dated December 13, 2005, by
                    and between the Company and Cornell                                      Provided herewith

10.5                Form of Warrant  issued to Cornell by the Company dated December 13,
                    2005                                                                     Provided herewith

10.6                Amended  and  Restated  Pledge  and  Escrow  Agreement  by and among
                    Cornell,  the  Company,  Visioneer  Holding  Group,  Inc.  and David
                    Gonzalez.                                                                Provided herewith

10.7                Escrow  Agreement  by and  among  Cornell,  the  Company  and  David
                    Gonzalez dated December 13, 2005.                                        Provided herewith

10.8                Amended and Restated  Subsidiary Security Agreement between Teleplus
                    Connect Corp. and Cornell dated December 13, 2005.                       Provided herewith

10.9                Amended and Restated  Subsidiary Security Agreement between Teleplus
                    Retail Services, Inc. and Cornell dated December 13, 2005.               Provided herewith

10.10               Amended and Restated  Subsidiary Security Agreement between Teleplus
                    Wireless Corp. and Cornell dated December 13, 2005.                      Provided herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2005                           TELEPLUS ENTERPRISES, INC.


                                                  By: /s/ Marius Silvasan
                                                      --------------------------
                                                  Name:  Marius Silvasan
                                                  Title: Chief Executive Officer